WADDELL & REED ADVISORS FUNDS

Supplement dated November 30, 2009
to the
Waddell & Reed Advisors Equity Funds Prospectus dated October 30, 2009

The following information amends the disclosure regarding investing in foreign securities in the section entitled "Principal Strategies" for the following Fund:

Waddell & Reed Advisors Core Investment Fund

The Fund may invest up to 25% of its total assets in foreign securities.

The following information amends the disclosure regarding investing in foreign securities in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks" for each of the following Funds:

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Vanguard Fund

The Fund may invest up to 25% of its total assets in foreign securities.

WRPROEQ-SUPAA